UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 11, 2005
Micrus Endovascular Corporation
(Exact name of registrant as specified in its charter)
000-51323
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation)	93-3409596 (I.R.S. Employer Identification No.)
610 Palomar Avenue
Sunnyvale, California 94085
(Address of principal executive offices, including zip code)
(408) 830-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.
On August 11, 2005, Micrus Endovascular Corporation issued a press release reporting its financial results for the quarter ended June 30, 2005. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The information in this Item 2.02, including Exhibit 99.1, is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01.  Financial Statements and Exhibits.
(c) Exhibits.

Exhibit	Description

99.1	Press Release dated August 11, 2005, titled “Micrus Endovascular First Quarter Revenues up 39% on Market Share Gains”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRUS ENDOVASCULAR CORPORATION (Registrant)
Date: August 11, 2005	By:	/s/ Robert A. Stern
Robert A. Stern
Executive Vice President, Chief Financial Officer, and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated August 11, 2005, titled “Micrus Endovascular First Quarter Revenues up 39% on Market Share Gains.”